UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2022

LL Flooring Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33767	27-1310817
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4901 Bakers Mill Lane, Richmond, Virginia	23230
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (804) 463-2000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol:	Name of exchange on which registered:
Common Stock, par value $0.001 per share	LL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07             Submission of Matters to a Vote of Security Holders.

LL Flooring Holdings, Inc. (the “Company”) held its 2022 Annual Meeting on May 18, 2022. At the 2022 Annual Meeting, the stockholders of the Company (i) elected the three Class I directors for three (3)-year terms, the one Class III director for a two (2)-year term, each to hold office until the 2025 and 2024 Annual Meeting of Stockholders, respectively, and until their successors are elected and qualified, (ii) approved a non-binding advisory resolution approving the compensation of the Company’s named executive officers, and (iii) ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022. A quorum of the Company’s common stock was present for the 2022 Annual Meeting. The following are the results of the matters voted on at the 2022 Annual Meeting:

(1)	In the election of three (3) Class I directors for three (3)-year terms to hold office until the 2025 Annual Meeting of Stockholders and until their successors are elected and qualified, each Class I director nominee was elected by a vote of the stockholders as follows:

			Broker
Director	For	Withheld	Non-Votes
Terri Funk Graham	18,647,999	1,128,517	5,958,319
Famous P. Rhodes	18,789,742	986,774	5,958,319
Joseph M. Nowicki	19,330,501	446,015	5,958,319

In the election of one (1) Class III director for a two (2)-year term to hold office until the 2024 Annual Meeting of Stockholders and until his successor is elected and qualified, the Class III director nominee was elected by a vote of the stockholders as follows:

			Broker
Director	For	Withheld	Non-Votes
Ashish Parmar	19,409,431	367,085	5,958,319

(2)	The proposal to approve a non-binding advisory resolution approving the compensation of the Company’s named executive officers as disclosed in the Proxy Statement was approved by the stockholders as follows:

			Broker
For	Against	Abstain	Non-Votes
18,976,218	759,682	40,616	5,958,319

(3)	The proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022 was approved by stockholders as follows:

For	Against	Abstain
25,175,582	378,467	180,786

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LL FLOORING HOLDINGS, INC.
(Registrant)

Date: May 20, 2022	By:	/s/ Alice G. Givens
Alice G. Givens
Chief Legal Officer and Corporate Secretary